Exhibit 99.3

         Pursuant to Rule 13d-1(f)(1)(iii) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the statement to which this Exhibit is attached is filed on its behalf.


May 17, 1999                     VIACOM INTERNATIONAL INC.


                                 By:   \S\  Michael D. Fricklas
                                       -----------------------------------
                                       Name:     Michael D. Fricklas
                                       Title:    Senior Vice President



                                 VIACOM INC.


                                 By:   \S\  Michael D. Fricklas
                                       -----------------------------------
                                       Name:     Michael D. Fricklas
                                       Title:    Senior Vice President,
                                                 General Counsel and Secretary



                                 By:             *
                                       -----------------------------------
                                       Sumner M. Redstone,
                                       Individually



*By: \S\  Philippe P. Dauman
     ------------------------------
     Philippe P. Dauman
     Attorney-in-Fact under the
     Limited Power of Attorney
     filed as Exhibit 99.2 to the
     Statement, Amendment No. 11